SUBJECT TO REVISION
SERIES TERM SHEET, DATED JANUARY 22, 2002



                                 $2,030,156,000

                   HONDA AUTO RECEIVABLES 2002-1 OWNER TRUST,
                                     ISSUER

                        AMERICAN HONDA RECEIVABLES CORP.,
                                     SELLER

                       AMERICAN HONDA FINANCE CORPORATION,
                                    SERVICER

                               ASSET BACKED NOTES


The trust will issue the following notes:

--------------------------------------------------------------------------------------------------------------------------------
                          INITIAL PRINCIPAL    INTEREST RATE(1)       ACCRUAL         FIRST INTEREST         FINAL SCHEDULED
                                AMOUNT                               Method(1)         PAYMENT DATE           PAYMENT DATE
                          ------------------- ------------------- ----------------  --------------------  ----------------------

Class A-1 Notes.........     $559,000,000                      %    Actual/360       February 15, 2002      February 18, 2003
Class A-2 Notes.........     $472,000,000                      %      30/360         February 15, 2002      April 15, 2004
Class A-3 Notes.........     $696,000,000                      %      30/360         February 15, 2002      October 17, 2005
Class A-4 Notes.........     $303,156,000                      %      30/360         February 15, 2002      April 16, 2007

 (1) Interest generally will accrue on the Class A-1 Notes from (and including)
     the previous payment date to (but excluding) the related payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from (and including) the
     15th day of each month to (but excluding) the 15th day of the succeeding month.
--------------------------------------------------------------------------------------------------------------------------------

       The notes are asset backed securities issued by the trust. The notes are not obligations of American Honda Receivables Corp., American Honda Finance Corporation, or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

       This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of the notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

       NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JOINT BOOKRUNNERS

BANC ONE CAPITAL MARKETS, INC.                              SALOMON SMITH BARNEY

                                   CO-MANAGERS

BANC OF AMERICA SECURITIES LLC

                        BARCLAYS CAPITAL

                                            DEUTSCHE BANC ALEX. BROWN

                                                                        JPMORGAN

                                SUMMARY OF TERMS

       The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

ISSUER

     Honda Auto Receivables 2002-1 Owner Trust (the "Trust" or the "Issuer").

SELLER

     American Honda Receivables Corp. ("AHRC" or the "Seller").

SERVICER

     American Honda Finance Corporation ("AHFC" or the "Servicer").

INDENTURE TRUSTEE

     JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank (the "Indenture Trustee").

OWNER TRUSTEE

     U.S. Bank National Association
     (the "Owner Trustee").

DELAWARE TRUSTEE

     U.S. Bank Trust National Association
     (the "Delaware Trustee").

CLOSING DATE

     On or about January 29, 2002 (the "Closing Date").

CUTOFF DATE

     January 1, 2002 (the "Cutoff Date").

THE NOTES

     Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $559,000,000 (the "Class A-1 Notes").

     Class A-2 ___% Asset Backed Notes in the aggregate initial principal amount of $472,000,000 (the "Class A-2 Notes").

     Class A-3 ___% Asset Backed Notes in the aggregate initial principal amount of $696,000,000 (the "Class A-3 Notes").

     Class A-4 ___% Asset Backed Notes in the aggregate initial principal amount of $303,156,000 (the "Class A-4 Notes").

PAYMENT DATES

     The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day. The date that any payment is made is called a "Payment Date." The first Payment Date is February 15, 2002.

FINAL SCHEDULED PAYMENT DATES

     The final principal Payment Date for each class of Notes is scheduled to be made on the applicable final scheduled Payment Date specified on the cover of this term sheet.

COLLECTION PERIODS

     The calendar month preceding the related Payment Date (each a "Collection Period").

RECORD DATES

     So long as the Notes are in book-entry form, the Trust will make payments on the Notes to the holders of record on the day immediately preceding the Payment Date (the "Record Date"). If the securities are issued in definitive form, the Record Date will be the last day of the month preceding the Payment Date.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

THE CERTIFICATES

     The Trust will also issue $52,055,927.51 initial principal amount of Certificates (the "Certificates"). Payments of interest on and principal of the Certificates are subordinated to the payments of interest on and principal of the Notes as described herein. The Certificates are not being offered by this term sheet and initially will be retained by the Seller.

THE RECEIVABLES

     The property of the Trust will consist of a pool of retail installment sale contracts (the "Receivables") originated on or after May 23, 1997 and on or prior to September 27, 2001 between Honda and Acura dealers (the "Dealers") and retail purchasers (the "Obligors"). The Receivables were originated by Dealers in accordance with AHFC's requirements under agreements with Dealers governing the assignment of the Receivables to AHFC. The Receivables evidence the indirect financing made available by AHFC to the Obligors. The Receivables are secured by new or used Honda and Acura motor vehicles (the "Financed Vehicles") and all principal and interest payments made on or after the Cutoff Date and other property specified in the Receivables.

     The principal balance of the Receivables on the Cutoff Date was $2,082,211,927.51. As of the Cutoff Date, the Receivables had the following characteristics:

     o   number of Receivables................149,463

     o   average principal
         balance...........................$13,931.29

     o   weighted average annual
         percentage rate........................6.66%

     o   weighted average
         remaining term
         to maturity.....................46.82 months

     o   weighted average
         original term
         to maturity.....................55.66 months

     Additional information about the Receivables follows this summary section.

PAYMENTS ON THE NOTES

     In general, noteholders are entitled to receive payments of interest and principal from the Trust only to the extent that collections from assets of the Trust and funds resulting from credit enhancements are sufficient to make those payments. Interest and principal collections from assets of the Trust will be divided among the various classes of securities in specified proportions. The Trust will pay interest and principal to noteholders of record as of the preceding Record Date.

A.   Interest

     The Class A-1, Class A-2, Class A-3 and Class A-4 Notes (collectively, the "Notes") will bear interest for each interest accrual period at the fixed annual interest rates specified on the first page of this term sheet.

     The Certificates will bear interest at an annual rate of ____%.

     The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) the previous Payment Date to (but excluding) the related Payment Date, except that the first interest accrual



                                       2

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

     period will be from (and including) the Closing Date to (but excluding) February 15, 2002. This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the Class A-1 Notes, (ii) the related interest rate, and (iii) the actual number of days since the previous Payment Date (or, in the case of the first Payment Date, since the Closing Date) divided by 360.

     The Class A-2, Class A-3 and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the Closing Date to (but excluding) February 15, 2002. This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the related class of Notes, (ii) the applicable interest rate, and (iii) 30 (or, in the case of the first Payment Date, 16) divided by 360.

     Interest payments to holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will have the same priority. If the amount of collections on the Receivables during a Collection Period (plus any amounts available from credit enhancement) is insufficient to pay accrued interest on the Notes on any Payment Date, the holders of the Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed with respect to interest on the Notes.

     If noteholders of any class do not receive all interest owed to them on a Payment Date, the Trust will make payments of interest on later Payment Dates to make up the shortfall together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

B.   Principal

     Amounts allocated to the Notes: Principal of the Notes will be payable generally in an amount equal to the noteholders' percentage of the sum of the following amounts referred to as the "principal distributable amount":

       1. principal collections on the Receivables during the related Collection Period;

       2. any prepayments (full or partial) on the Receivables allocable to principal received during the related Collection Period;

       3. the principal balance of each Receivable which the Seller or the Servicer purchased with respect to the related Collection Period; and

       4. the principal balance of Receivables that became liquidated Receivables during the related Collection Period.

     Principal payments on the Notes as described above will be made from all available amounts after the servicing fee, non-recoverable advances, Trust fees and expenses have been paid, and after payment of interest on the Notes.

     The noteholders' percentage will equal 100% until the principal amount of the Class A-1 Notes has been paid in full. After the principal amount of the Class



                                       3

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

     A-1 Notes has been paid in full, the noteholders' percentage will equal the percent equivalent of a fraction the numerator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial principal amount of the Certificates. After the Notes have been paid in full, the noteholders' percentage shall be zero.

     Order of payment among classes: On each Payment Date, the Trust will pay the principal distributable amount in the following priority:

       1. to the Class A-1 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full;

       2. to the Class A-2 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full;

       3. to the Class A-3 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full; and

       4. to the Class A-4 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full.

     To the extent there is an event of default under the Indenture that results in acceleration of the Notes, (i) the noteholders' percentage will equal 100% until the principal amount of all outstanding classes of Notes have been paid in full and, (ii) the "order of payment among classes" above will be revised so that payment of principal will be made to the Class A-1 Notes until they have been paid in full, then to the holders of the Class A-2, A-3 and A-4 Notes pro rata based on the outstanding principal balances thereof.

     Under those circumstances, the amounts available to make payments to any class of Notes may be reduced based on the sufficiency of proceeds from the liquidation of the assets of the Trust.

     Excess Cashflow: On each Payment Date, available amounts not required to pay fees and expenses, interest on the Notes and the principal distributable amount ("Excess Cashflow"), will be used to make payments in the following order of priority:

       1. to the Reserve Fund, the amount necessary to cause the amount on deposit in that account to equal the Specified Reserve Fund Balance;

       2.  to make payments of interest due and owed on the Certificates;

       3. after the Class A-1 Notes are paid in full, to pay principal to the holders of the Certificates, at the certificateholders' percentage of the principal distributable amount for that Payment Date;

       4. to reimburse the Indenture Trustee and/or the Owner Trustee for any Trust expenses and/or fees not previously paid; and

       5.  any remaining Excess Cashflow will be paid to the Seller.

     The "certificateholders' percentage" will mean the following:

       a. for each Payment Date until the Class A-1 Notes have been paid in full, zero;



                                       4

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

       b. for each Payment Date after the Class A-1 Notes have been paid in full to and including the Payment Date on which the principal amount of the Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the initial principal amount of the Certificates and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial aggregate principal amount of the Certificates; and

       c.  thereafter, 100%.

     If the Notes have been accelerated under the Indenture, the certificateholders' percentage shall be zero.

OPTIONAL REDEMPTION; CLEAN-UP CALL

     The Servicer may cause the Trust to redeem any outstanding Notes and Certificates (collectively, the "Securities") when the outstanding aggregate principal balance of the Receivables declines to 10% or less of the original aggregate principal balance of the Receivables as of the Cutoff Date.

CREDIT ENHANCEMENT

     Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing losses on the Receivables and other shortfalls in cash flows. The credit enhancement for the Notes will include the Certificates, a reserve fund (the "Reserve Fund"), a yield supplement account (the "Yield Supplement Account"), and the subordination of the Seller's right to receive Excess Cashflow.

A.   Certificates

     The Certificates have an initial principal balance of $52,055,927.51 and represent approximately 2.50% of the initial principal balance of all the Securities. The Certificates will be subordinated in priority of payment to all classes of Notes. The Certificates will not receive any interest or principal distributions on any Payment Date until all of the principal and interest owing on the Notes on that Payment Date have been paid in full and the Reserve Fund has been funded to its required level.

B.   Reserve Fund

     On each Payment Date, the Trust will use funds in the Reserve Fund to cover shortfalls in payments of interest and principal required to be paid on the Notes. On the Closing Date, the Seller will cause to be deposited $10,411,059.64 into the Reserve Fund, which is 0.50% of the initial aggregate principal balance of the Receivables as of the Cutoff Date. On each Payment Date, after making required payments to the Servicer and to the holders of the Notes, the Trust will make a deposit into the Reserve Fund to the extent necessary to maintain the amount on deposit in the Reserve Fund at the Specified Reserve Fund Balance.

     The "Specified Reserve Fund Balance" with respect to any Payment Date will be the greater of: (a) 0.50% of the Pool Balance as of the Cutoff Date and
     (b) 0.75% of the Pool Balance as of the last day of the immediately preceding Collection Period.

C.   Yield Supplement Account

     On the Closing Date, the Seller will cause to be deposited $_____________



                                       5

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

     into the Yield Supplement Account. Neither the Seller nor the Servicer will make any additional deposits to the Yield Supplement Account after the Closing Date.

     On or before each Payment Date, the Indenture Trustee will withdraw from funds on deposit in the Yield Supplement Account and deposit in the collection account the aggregate amount by which (1) one month's interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at a rate equal to the time weighted average note rate plus 1.00% (the servicing rate) exceeds (2) one month's interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at the annual percentage rate of that Receivable. In addition, the Indenture Trustee will withdraw from the Yield Supplement Account and deposit in the collection account amounts on deposit in the Yield Supplement Account in excess of the amount required to be on deposit therein.

     A "Discount Receivable" is a Receivable that has an interest rate which is less than the sum of the time weighted average note rate and 1.00%. A "Defaulted Receivable" is a Receivable (with certain exceptions) as to which, (a) all or part of a scheduled payment is 120 days or more past due and the Servicer has not repossessed the related Financed Vehicle, or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle and held in its repossession inventory for 90 days, whichever occurs first.

D.   Excess Cashflow.

     The Seller is entitled to receive payments of interest collected on the Receivables which are not used by the Trust to make all other required payments. The Seller's right to receive payments of Excess Cashflow is subordinated to the payment of principal and interest on the Notes, the funding of the Reserve Fund and the payment of principal and interest on the Certificates.

     More detailed information about the credit enhancement will be provided in the prospectus supplement.

MINIMUM DENOMINATIONS

     The Notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE NOTES

     Interests in the Notes will be held through The Depository Trust Company in the United States, or Clearstream or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive Note except under limited circumstances.

     We expect the Notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about January 29, 2002.

TAX STATUS

     Subject to important considerations described in the prospectus supplement and prospectus, Dewey Ballantine LLP, special tax counsel to the Trust, will deliver its opinion that: (1) the Notes will be characterized as debt for tax purposes; and (2) the Trust will not be characterized as an association or a



                                       6

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

     publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

     If you purchase the Notes, you will agree to treat the Notes as debt. The Seller and any subsequent purchaser of the Certificates will agree to treat the Trust (1) as a partnership in which the owners of the Certificates are partners or (2) if there is only one beneficial owner of the Certificates, as a "disregarded entity," for federal income and California income and franchise tax purposes.

ERISA CONSIDERATIONS

     Subject to the important considerations described in the prospectus supplement and prospectus, the Notes may be purchased by employee benefit plans.

     If you are a benefit plan fiduciary considering the purchase of Notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS

     The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such Notes under Rule 2a-7 and whether an investment in such Notes satisfies such fund's investment policies and objectives.

RATINGS

     It is a condition to the issuance of the Notes that: (1) the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), "P-1" by Moody's Investors Service, Inc. ("Moody's"), and "F1+" by Fitch, Inc. ("Fitch"); and (2) the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch.

     A security rating is not a recommendation to buy, sell or hold notes. The ratings of the Notes address the likelihood of the payment of principal and interest on the Notes in accordance with their terms. A rating agency may subsequently lower or withdraw its rating of any class of Notes. If this happens, no person or entity will be obligated to provide any additional credit enhancement for the Notes.

     The Trust will obtain the ratings mentioned above from S&P, Moody's and Fitch. However, another rating agency may rate the Notes and, if so, may assign ratings lower than the ratings obtained by the Trust.

RISK FACTORS

     Investment in the Notes is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the Notes, each of which should be read carefully in connection with any decision to invest any class of Notes.




                                       7

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                              THE RECEIVABLES POOL

         AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC's underwriting standards. On or before the Closing Date, AHFC will sell the Receivables to AHRC. AHRC will, in turn, sell the Receivables to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement. AHFC will continue to service the Receivables. The Receivables to be held by the Trust will be selected from those motor vehicle retail installment sale contracts in AHFC's portfolio that meet several criteria. These criteria provide that each Receivable:

       1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

       2. has a contractual Annual Percentage Rate ("APR") ranging from 2.90% to 16.49%;

       3. except for precomputed Receivables, provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month during the life of the Receivable may be minimally different from the level payment;

       4. has a remaining term to maturity of not less than 6 months and not more than 59 months;

       5.  is less than 30 days past due;

       6. was originated on or after May 23, 1997 and on or prior to September 27, 2001;

       7. has been entered into by an Obligor that was not in bankruptcy proceedings or is bankrupt or insolvent (according to the records of AHFC); and

       8. is secured by a Financed Vehicle that has not been repossessed (according to the records of AHFC).

No selection procedures believed to be adverse to the noteholders will be utilized in selecting the Receivables from qualifying retail installment sale contracts. Except as described in item (2) above, the Receivables were not selected on the basis of their APRs.

Approximately 99.38% of the Receivables (based on the aggregate principal balance (the "Pool Balance") of the Receivables as of the Cutoff Date) are simple interest Receivables and all other Receivables are precomputed Receivables. The prospectus supplement and the prospectus will contain more detailed descriptions of the characteristics of simple interest and precomputed Receivables.

The composition, distribution by annual percentage rate and state of the Receivables as of the Cutoff Date are as set forth in the following tables:




                                       8

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                         COMPOSITION OF THE RECEIVABLES

 Aggregate Principal Balance....................................................  $2,082,211,927.51
 Number of Receivables..........................................................  149,463
 Average Principal Balance......................................................  $13,931.29
 Average Original Amount Financed...............................................  $16,869.14
 Range of Original Amount Financed..............................................  $1,957.61 to $75,382.34
 Weighted Average APR(1)........................................................  6.66%
 Range of APRs..................................................................  2.90% to 16.49%
 Weighted Average Original Term to Maturity(1)..................................  55.66 months
 Range of Original Maturities...................................................  12 months to
                                                                                  60 months

 Weighted Average Remaining Term to Maturity(1).................................  46.82 months
 Range of Remaining Term to Maturity............................................  6 months to
                                                                                  59 months

 Percentage by Principal Balance of Receivables of New Motor Vehicles...........  88.46%
 Percentage by Principal Balance of Receivables of Used Motor Vehicles..........  11.54%
 Percentage by Principal Balance of Receivables Financed through Honda Dealers..  93.68%
 Percentage by Principal Balance of Receivables Financed through Acura Dealers..  6.32%

-------------------
(1)  Weighted by Principal Balance as of the Cutoff Date.








                                       9

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                    DISTRIBUTION OF THE RECEIVABLES BY APR(1)

                                                      PERCENTAGE OF                                       PERCENTAGE
                                   NUMBER OF         AGGREGATE NUMBER                INITIAL POOL         OF INITIAL
RANGE OF APRS (%)                 RECEIVABLES         OF RECEIVABLES                    BALANCE          POOL BALANCE
-----------------                 -----------         --------------                    -------          ------------
2.90 to 3.00..................          729                0.49%                     $7,689,160.57           0.37%
3.01 to 4.00..................       16,955               11.34                     194,364,324.26           9.33
4.01 to 5.00..................       16,176               10.82                     201,576,669.39           9.68
5.01 to 6.00..................       54,795               36.66                     865,208,939.90          41.55
6.01 to 7.00..................       20,899               13.98                     271,418,594.30          13.04
7.01 to 8.00..................       10,719                7.17                     145,875,453.58           7.01
8.01 to 9.00..................        9,619                6.44                     131,614,301.29           6.32
9.01 to 10.00.................        6,505                4.35                      89,833,939.26           4.31
10.01 to 11.00................        5,701                3.81                      81,193,975.18           3.90
11.01 to 12.00................        3,600                2.41                      47,729,454.41           2.29
12.01 to 13.00................        2,381                1.59                      30,375,819.12           1.46
13.01 to 14.00................        1,129                0.76                      12,952,967.80           0.62
14.01 to 15.00................          229                0.15                       2,178,676.97           0.10
15.01 to 16.00................           25                0.02                         197,260.07           0.01
16.01 to 16.49................            1                0.00                           2,391.41           0.00
TOTAL:                              149,463              100.00%                 $2,082,211,927.51         100.00%
                                    -------              =======                 =================         =======

-------------------------------------------------------
(1) Percentages may not add to 100% due to rounding.









                                       10

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                   DISTRIBUTION OF RECEIVABLES BY STATE(1)(2)


                                           PERCENTAGE OF
                                             AGGREGATE                               PERCENTAGE
                        NUMBER OF            NUMBER OF          INITIAL POOL         OF INITIAL
   STATE               RECEIVABLES          RECEIVABLES            BALANCE          POOL BALANCE
   -----               -----------          -----------            -------          ------------
   Alabama                1,966                 1.32%          $28,898,569.01           1.39%
   Alaska                    55                 0.04               806,026.63           0.04
   Arizona                2,399                 1.61            35,577,658.09           1.71
   Arkansas               1,123                 0.75            16,250,461.22           0.78
   California            29,312                19.61           399,710,218.90          19.20
   Colorado               1,733                 1.16            24,983,770.34           1.20
   Connecticut            3,025                 2.02            39,552,726.40           1.90
   Delaware                 771                 0.52            10,460,490.65           0.50
   Florida                6,735                 4.51            96,770,307.44           4.65
   Georgia                4,829                 3.23            73,624,149.97           3.54
   Hawaii                   461                 0.31             6,760,496.33           0.32
   Idaho                    217                 0.15             3,139,463.66           0.15
   Illinois               5,599                 3.75            77,297,467.47           3.71
   Indiana                1,592                 1.07            22,375,893.60           1.07
   Iowa                     718                 0.48             9,861,381.42           0.47
   Kansas                   800                 0.54            11,624,962.74           0.56
   Kentucky               1,098                 0.73            15,353,982.90           0.74
   Louisiana              2,123                 1.42            31,682,475.84           1.52
   Maine                    253                 0.17             3,439,645.95           0.17
   Maryland               6,296                 4.21            90,350,412.67           4.34
   Massachusetts          4,633                 3.10            59,082,617.83           2.84
   Michigan               2,227                 1.49            30,168,958.71           1.45
   Minnesota              1,508                 1.01            20,971,995.10           1.01
   Mississippi              616                 0.41             9,388,756.15           0.45
   Missouri               2,324                 1.55            32,692,961.81           1.57
   Montana                  153                 0.10             2,085,871.76           0.10
   Nebraska                 374                 0.25             5,018,652.54           0.24
   Nevada                   555                 0.37             8,672,740.97           0.42
   New Hampshire            938                 0.63            12,114,268.82           0.58
   New Jersey             9,368                 6.27           124,756,448.05           5.99
   New Mexico               483                 0.32             7,005,540.95           0.34
   New York               9,187                 6.15           115,890,058.93           5.57
   North Carolina         4,216                 2.82            60,452,231.40           2.90
   North Dakota             134                 0.09             1,865,969.50           0.09
   Ohio                   5,168                 3.46            68,803,057.47           3.30
   Oklahoma               1,245                 0.83            18,281,422.53           0.88
   Oregon                 1,052                 0.70            14,177,180.02           0.68
   Pennsylvania           7,511                 5.03           100,141,732.89           4.81



                                       11

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                                           PERCENTAGE OF
                                             AGGREGATE                               PERCENTAGE
                        NUMBER OF            NUMBER OF          INITIAL POOL         OF INITIAL
   STATE               RECEIVABLES          RECEIVABLES            BALANCE          POOL BALANCE
   -----               -----------          -----------            -------          ------------
   Rhode Island             566                 0.38%           $7,474,369.86           0.36%
   South Carolina         1,891                 1.27            26,957,951.55           1.29
   South Dakota             242                 0.16             3,197,555.42           0.15
   Tennessee              2,767                 1.85            41,035,687.52           1.97
   Texas                 12,598                 8.43           192,958,323.52           9.27
   Utah                     546                 0.37             7,779,412.12           0.37
   Vermont                  292                 0.20             3,569,873.40           0.17
   Virginia               3,893                 2.60            56,297,158.81           2.70
   Washington             2,026                 1.36            28,777,855.64           1.38
   West Virginia            351                 0.23             4,873,516.54           0.23
   Wisconsin              1,429                 0.96            18,317,042.79           0.88
   Wyoming                   65                 0.04               882,153.68           0.04
                        -------               -------       -----------------         -------
   TOTAL:               149,463               100.00%       $2,082,211,927.51         100.00%
                        =======               =======       =================         =======

------------------------------
  (1)  Based solely on the addresses of the originating dealers.
  (2)  Percentages may not add to 100% due to rounding.









                                       12

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is information concerning AHFC's experience with respect to its entire portfolio of new and used Honda and Acura motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by AHFC. Credit losses are an expected cost in the business of extending credit and are considered in AHFC's rate-setting process. AHFC's strategy is to minimize credit losses while providing financing support for the sale of new or used Honda and Acura motor vehicles.

         AHFC establishes an allowance for expected credit losses and deducts amounts reflecting charge-offs against such allowance. For retail financing, the account balance related to a retail installment sale contract is charged against the allowance for credit losses when the contract has been delinquent for 120 days, unless AHFC has repossessed the collateral associated with the contract. In these cases, the account balances are not charged against the allowance for credit losses until AHFC has either sold the repossessed related motor vehicle or held it in repossession inventory for more than 90 days. AHFC credits any recoveries from charge-offs related to a retail installment sale contract to the allowance.

         Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of AHFC. There is no assurance that AHFC's delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the Trust with respect to the contracts, will be similar to that set forth below.

         There can be no assurance that the behavior of the Receivables included in the Trust will be comparable to AHFC's experience shown in the following tables. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of AHFC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

         In the table below, the period of delinquency for the years ended March 31, 1999, 1998, and 1997 is based on the number of days more than 40% of a scheduled payment on a cumulative basis is contractually past due. The period of delinquency for the reporting periods beginning with the fiscal year ended March 31, 2000, is based on the number of days more than 10% of a scheduled payment on a cumulative basis is contractually past due. If the period of delinquency used by AHFC for prior reporting periods was based on the number of days more than 10% of a scheduled payment on a cumulative basis was contractually past due, then its historical delinquency experience may have been materially higher in each of the prior years presented below.




                                       13

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                          DELINQUENCY EXPERIENCE(1)(5)
                             (DOLLARS IN THOUSANDS)



                                FOR THE SIX
                                MONTHS ENDED
                               SEPTEMBER 30,                            FOR THE FISCAL YEAR ENDED MARCH 31,
                              ---------------  -----------------------------------------------------------------------------------
                                    2001           2001             2000              1999              1998             1997
                              ---------------  -------------  ------------------  --------------  -----------------  -------------
Principal
  Amount Outstanding(2)...        $10,271,300   $8,108,877        $5,961,674       $4,011,174       $2,929,360        $2,486,957
  Delinquencies(3)
  30-59 Days                          $92,819      $57,434           $46,299          $30,781          $29,330           $37,070
  60-89 Days                           14,928        8,560             6,693            4,847            4,400             6,327
  90 Days or More                       5,488        2,745             2,463            1,576            1,699             2,911
  Repossessions(4)                     12,269       12,027             8,300            7,968            7,438            13,334
                              ---------------  -----------    --------------      --------------  -----------------  -------------

Total Delinquencies and
  Repossession............           $125,505      $80,766           $63,755          $45,173          $42,867           $59,642

Total Delinquencies and
  Repossessions as a
  Percentage of Principal
  Amount Outstanding......               1.22%        1.00%             1.07%            1.13%            1.46%             2.40%

-------------------
(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) For the fiscal years ended March 31, 1999, 1998 and 1997 the period of delinquency was based upon the number of days more than 40% of the scheduled payment was contractually past due. For the reporting periods beginning with the fiscal years ended March 31, 2000 and 2001, the period of delinquency is based on the number of days more than 10% of the scheduled payment is contractually past due.

(4) Amounts shown represent the outstanding principal balance for contracts for which the related vehicle had been repossessed and not yet liquidated.

(5)      Totals may not add exactly due to rounding.









                                       14

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

               NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1) (7)
                             (DOLLARS IN THOUSANDS)


                                    FOR THE SIX
                                    MONTHS ENDED
                                    SEPTEMBER 30,                           FOR THE FISCAL YEAR ENDED MARCH 31,
                                  -----------------  ------------------------------------------------------------------------------
                                        2001              2001            2000             1999             1998            1997
                                  -----------------  ---------------  -------------   ---------------    ------------  ------------
Principal Amount
Outstanding(2).................   $10,271,300         $8,108,877      $5,961,674       $4,011,174        $2,929,360      $2,486,957
Average Principal Amount
  Outstanding(3)...............    $9,394,590         $7,309,993      $5,146,609       $3,727,024        $2,675,524      $2,545,288
Number of Contracts Outstanding       881,466            729,029         544,143          388,012           278,261         235,521
Average Number of Contracts
  Outstanding(3)                      818,075            653,916         478,517          351,693           252,723         228,287
  Number of Repossessions               2,145              4,131           3,092            2,968             3,576           3,166
Number of Repossessions as a
Percentage of the Average
Number of Contracts
Outstanding....................         0.52%(6)            0.63%           0.65%            0.84%             1.42%           1.39%
Gross Charge-Offs(4)...........       $16,728            $28,443         $24,626          $25,119           $32,598         $25,857
Recoveries(5)..................         6,407             12,383          10,043           10,719             8,245           6,014
                                  -----------------  ---------------  -------------   ---------------    ------------  ------------

Net Losses.....................       $10,322            $16,060         $14,583          $14,399           $24,353         $19,843
  Net Losses as a Percentage of
  Average Principal Amount
  Outstanding..................         0.22%(6)            0.22%           0.28%            0.39%             0.91%           0.78%

-------------------------------
(1) Includes contracts that have been sold but are still being serviced by AHFC.

(2) Remaining principal balance and unearned finance charges for all outstanding contracts.

(3) Average of the loan balance or number of contracts, as the case may be, is calculated for a period by dividing the total monthly amounts by the number of months in the period.

(4) Amount charged off is the remaining principal balance, excluding any expenses associated with collection, repossession or disposition of the related vehicle, plus earned but not yet received finance charges, net of any proceeds collected prior to charge off.

(5)      Proceeds received on previously charged-off contracts.

(6)      Annualized.

(7)      Totals may not add exactly due to rounding.









                                       15

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                       WEIGHTED AVERAGE LIVES OF THE NOTES

         Prepayments on motor vehicle receivables can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 1% of the receivables, or 100 receivables, prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

         As the rate of the payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the respective Final Scheduled Payment Date. Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of such Notes.

         The tables captioned "Percentage of Initial Class A Note Principal at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of the characteristics of the Receivables described under "The Receivables Pool". The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (3) payments are made on the Notes on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month), (4) the balance in the Reserve Fund on each Payment Date is the required amount described under "Summary of Terms -- Credit Enhancement; B. Reserve Fund" and (5) except as indicated in the ABS Tables, the Servicer does not exercise its option to purchase the Receivables on the earliest Payment Date on which such option may be exercised. The hypothetical pools each have a cut-off date of January 1, 2002. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percentage of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

         The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance, APR, seasoning, and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.




                                       16

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

                                                                   REMAINING
                                                                    TERM TO          ORIGINAL TERM TO
                        AGGREGATE PRINCIPAL                         MATURITY             MATURITY
   POOL                        BALANCE               APR          (IN MONTHS)          (IN MONTHS)
 ----------------      ---------------------      ----------     -------------      ------------------
   1..............        $  7,288,837.28           6.959%              9                   48
   2..............        $ 47,815,470.42           5.896%             19                   41
   3..............        $210,485,633.03           4.234%             31                   36
   4..............        $140,284,811.99           7.268%             31                   57
   5..............        $244,766,896.84           5.889%             43                   49
   6..............        $217,059,636.64           7.958%             42                   60
   7..............        $670,099,337.50           6.710%             56                   60
   8..............        $544,411,303.81           7.280%             52                   60


         The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

















                                       17

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-1 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES


PAYMENT DATE                                                  0.50%        1.00%        1.30%      1.50%       1.70%
------------                                                  -----        -----        -----      -----       -----
Closing Date.............................................    100.00%      100.00%      100.00%     100.00%    100.00%
February, 2002.............................................   90.48        88.36        86.97       85.97      84.91
March, 2002................................................   80.99        76.85        74.13       72.18      70.11
April, 2002................................................   71.55        65.48        61.48       58.63      55.60
May, 2002..................................................   62.15        54.24        49.03       45.32      41.38
June, 2002.................................................   52.79        43.13        36.79       32.26      27.46
July, 2002.................................................   43.47        32.17        24.74       19.45      13.85
August, 2002...............................................   34.19        21.33        12.89        6.89       0.53
September, 2002............................................   24.96        10.64         1.25        0.00       0.00
October, 2002..............................................   15.76         0.09         0.00        0.00       0.00
November, 2002.............................................    6.75         0.00         0.00        0.00       0.00
December, 2002.............................................    0.00         0.00         0.00        0.00       0.00
January, 2003..............................................    0.00         0.00         0.00        0.00       0.00
February, 2003.............................................    0.00         0.00         0.00        0.00       0.00

Weighted Average Life (years) (1)(2) ......................    0.45         0.37         0.33        0.31       0.29
Weighted Average Life (years) (1)(3).......................    0.45         0.37         0.33        0.31       0.29

    --------------
    (1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

    (2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

    (3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

            This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.














                                       18

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-2 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES


PAYMENT DATE                                            0.50%          1.00%      1.30%       1.50%       1.70%
------------                                            -----          -----      -----       -----       -----
Closing Date.......................................    100.00%        100.00%     100.00%    100.00%     100.00%
February, 2002.......................................  100.00         100.00      100.00     100.00      100.00
March, 2002..........................................  100.00         100.00      100.00     100.00      100.00
April, 2002..........................................  100.00         100.00      100.00     100.00      100.00
May, 2002............................................  100.00         100.00      100.00     100.00      100.00
June, 2002...........................................  100.00         100.00      100.00     100.00      100.00
July, 2002...........................................  100.00         100.00      100.00     100.00      100.00
August, 2002.........................................  100.00         100.00      100.00     100.00      100.00
September, 2002......................................  100.00         100.00      100.00      93.80       85.72
October, 2002........................................  100.00         100.00       88.35      80.01       71.20
November, 2002.......................................  100.00          88.34       75.64      66.63       57.10
December, 2002.......................................   97.47          76.73       63.15      53.53       43.36
January, 2003........................................   87.26          65.28       50.90      40.71       29.95
February, 2003.......................................   77.10          53.99       38.89      28.19       16.89
March, 2003..........................................   67.00          42.87       27.11      15.95        4.19
April, 2003..........................................   56.94          31.91       15.57       4.01        0.00
May, 2003............................................   46.93          21.11        4.28       0.00        0.00
June, 2003...........................................   36.98          10.49        0.00       0.00        0.00
July, 2003...........................................   27.08           0.03        0.00       0.00        0.00
August, 2003.......................................     17.23           0.00        0.00       0.00        0.00
September, 2003....................................      7.92           0.00        0.00       0.00        0.00
October, 2003......................................      0.00           0.00        0.00       0.00        0.00
November, 2003.....................................      0.00           0.00        0.00       0.00        0.00
December, 2003.....................................      0.00           0.00        0.00       0.00        0.00
January, 2004......................................      0.00           0.00        0.00       0.00        0.00

Weighted Average Life (years) (1)(2) ..............      1.31           1.12        1.01       0.95        0.88
Weighted Average Life (years) (1)(3)...............      1.31           1.12        1.01       0.95        0.88

    --------------
    (1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

    (2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

    (3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

          This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

















                                       19

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-3 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES


PAYMENT DATE                                                 0.50%       1.00%         1.30%       1.50%       1.70%
------------                                                 -----       -----         -----       -----       -----
Closing Date............................................    100.00%      100.00%      100.00%      100.00%     100.00%
February, 2002..............................................100.00       100.00       100.00       100.00      100.00
March, 2002.................................................100.00       100.00       100.00       100.00      100.00
April, 2002.................................................100.00       100.00       100.00       100.00      100.00
May, 2002...................................................100.00       100.00       100.00       100.00      100.00
June, 2002..................................................100.00       100.00       100.00       100.00      100.00
July, 2002..................................................100.00       100.00       100.00       100.00      100.00
August, 2002................................................100.00       100.00       100.00       100.00      100.00
September, 2002.............................................100.00       100.00       100.00       100.00      100.00
October, 2002...............................................100.00       100.00       100.00       100.00      100.00
November, 2002..............................................100.00       100.00       100.00       100.00      100.00
December, 2002..............................................100.00       100.00       100.00       100.00      100.00
January, 2003...............................................100.00       100.00       100.00       100.00      100.00
February, 2003..............................................100.00       100.00       100.00       100.00      100.00
March, 2003.................................................100.00       100.00       100.00       100.00      100.00
April, 2003.................................................100.00       100.00       100.00       100.00       94.46
May, 2003...................................................100.00       100.00       100.00        94.83       86.32
June, 2003..................................................100.00       100.00        95.41        87.14       78.43
July, 2003..................................................100.00       100.00        88.08        79.65       70.78
August, 2003................................................100.00        93.04        80.92        72.37       63.38
September, 2003.............................................100.00        86.45        74.16        65.50       56.40
October, 2003............................................... 99.09        79.97        67.56        58.82       49.65
November, 2003.............................................. 92.84        73.60        61.12        52.34       43.13
December, 2003.............................................. 86.63        67.34        54.85        46.06       36.85
January, 2004............................................... 80.45        61.20        48.73        39.98       30.81
February, 2004.............................................. 74.31        55.16        42.79        34.10       25.01
March, 2004................................................. 68.20        49.24        37.00        28.42       19.46
April, 2004................................................. 62.13        43.44        31.39        22.95       14.14
May, 2004................................................... 56.10        37.75        25.94        17.68        9.08
June, 2004.................................................. 50.11        32.18        20.66        12.63        4.26
July, 2004.................................................. 44.15        26.72        15.56         7.78        0.00
August, 2004................................................ 38.23        21.39        10.63         3.14        0.00
September, 2004............................................. 33.74        17.23         6.68         0.00        0.00
October, 2004............................................... 29.29        13.16         2.86         0.00        0.00
November, 2004.............................................. 24.85         9.17         0.00         0.00        0.00
December, 2004.............................................. 20.45         5.27         0.00         0.00        0.00
January, 2005............................................... 16.08         1.46         0.00         0.00        0.00
February, 2005.............................................. 11.73         0.00         0.00         0.00        0.00
March, 2005.................................................  7.41         0.00         0.00         0.00        0.00
April, 2005.................................................  3.12         0.00         0.00         0.00        0.00
May, 2005...................................................  0.00         0.00         0.00         0.00        0.00
June, 2005..................................................  0.00         0.00         0.00         0.00        0.00
July, 2005..................................................  0.00         0.00         0.00         0.00        0.00

Weighted Average Life (years) (1)(2) ...................      2.46         2.19         2.01         1.90        1.78
Weighted Average Life (years) (1)(3)....................      2.46         2.19         2.01         1.90        1.78



                                       20

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

       This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.













                                       21

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-4 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES


PAYMENT DATE                                               0.50%       1.00%       1.30%      1.50%      1.70%
------------                                               -----       -----       -----      -----      -----
Closing Date...........................................   100.00%     100.00%     100.00%    100.00%     100.00%
February, 2002.........................................   100.00      100.00      100.00     100.00      100.00
March, 2002............................................   100.00      100.00      100.00     100.00      100.00
April, 2002............................................   100.00      100.00      100.00     100.00      100.00
May, 2002..............................................   100.00      100.00      100.00     100.00      100.00
June, 2002.............................................   100.00      100.00      100.00     100.00      100.00
July, 2002.............................................   100.00      100.00      100.00     100.00      100.00
August, 2002...........................................   100.00      100.00      100.00     100.00      100.00
September, 2002........................................   100.00      100.00      100.00     100.00      100.00
October, 2002..........................................   100.00      100.00      100.00     100.00      100.00
November, 2002.........................................   100.00      100.00      100.00     100.00      100.00
December, 2002.........................................   100.00      100.00      100.00     100.00      100.00
January, 2003..........................................   100.00      100.00      100.00     100.00      100.00
February, 2003.........................................   100.00      100.00      100.00     100.00      100.00
March, 2003............................................   100.00      100.00      100.00     100.00      100.00
April, 2003............................................   100.00      100.00      100.00     100.00      100.00
May, 2003..............................................   100.00      100.00      100.00     100.00      100.00
June, 2003.............................................   100.00      100.00      100.00     100.00      100.00
July, 2003.............................................   100.00      100.00      100.00     100.00      100.00
August, 2003...........................................   100.00      100.00      100.00     100.00      100.00
September, 2003........................................   100.00      100.00      100.00     100.00      100.00
October, 2003..........................................   100.00      100.00      100.00     100.00      100.00
November, 2003.........................................   100.00      100.00      100.00     100.00      100.00
December, 2003.........................................   100.00      100.00      100.00     100.00      100.00
January, 2004..........................................   100.00      100.00      100.00     100.00      100.00
February, 2004.........................................   100.00      100.00      100.00     100.00      100.00
March, 2004............................................   100.00      100.00      100.00     100.00      100.00
April, 2004............................................   100.00      100.00      100.00     100.00      100.00
May, 2004..............................................   100.00      100.00      100.00     100.00      100.00
June, 2004.............................................   100.00      100.00      100.00     100.00      100.00
July, 2004.............................................   100.00      100.00      100.00     100.00       99.31
August, 2004...........................................   100.00      100.00      100.00     100.00       89.41
September, 2004........................................   100.00      100.00      100.00      98.50       81.06
October, 2004..........................................   100.00      100.00      100.00      90.14       73.13
November, 2004.........................................   100.00      100.00       98.08      82.12       65.62*
December, 2004.........................................   100.00      100.00       89.88      74.46       58.52
January, 2005..........................................   100.00      100.00       81.98      67.16       51.85
February, 2005.........................................   100.00       94.80       74.37      60.22*      45.61
March, 2005............................................   100.00       86.47       67.07      53.65       39.79
April, 2005............................................   100.00       78.34       60.07*     47.44       34.42
May, 2005..............................................    97.37       70.42       53.37      41.60       29.48
June, 2005.............................................    87.66       62.72*      46.98      36.13       25.00
July, 2005.............................................    78.01       55.23       40.90      31.05       20.94
August, 2005...........................................    69.87       48.86       35.65      26.56       17.25



                                       22

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.

PAYMENT DATE                                               0.50%       1.00%      1.30%       1.50%       1.70%
------------                                               -----       -----      -----       -----       -----
September, 2005........................................    63.35*      43.75       31.41      22.94       14.25
October, 2005..........................................    56.88       38.77       27.38      19.56       11.54
November, 2005.........................................    50.46       33.94       23.56      16.43        9.12
December, 2005.........................................    44.08       29.25       19.94      13.55        7.00
January, 2006..........................................    37.74       24.71       16.53      10.92        5.18
February, 2006.........................................    31.46       20.32       13.34       8.55        3.65
March, 2006............................................    25.22       16.08       10.35       6.44        2.43
April, 2006............................................    19.04       11.99        7.59       4.58        1.53
May, 2006..............................................    12.90        8.05        5.04       2.99        0.90
June, 2006.............................................     9.63        5.91        3.61       2.04        0.44
July, 2006.............................................     6.40        3.86        2.29       1.22        0.13
August, 2006...........................................     3.18        1.89        1.09       0.54        0.00
September, 2006........................................     0.00        0.00        0.00       0.00        0.00




Weighted Average Life (years) (1)(2)...................     3.87        3.66        3.47       3.31        3.12
Weighted Average Life (years) (1)(3)...................     3.57        3.32        3.14       2.97        2.75
*Month of Optional Purchase (3)........................    Sep-05      Jun-05      Apr-05     Feb-05      Nov-04

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

      This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.











                                       23

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. or Banc One Capital Markets, Inc. immediately.